Vanguard Funds

Supplement Dated August 28, 2025, to the Statement of Additional Information

Statement of Additional Information Text Changes
In the Management of the Fund(s) section under Officers and Trustees, the description of the board’s investment committees is replaced with the following text:
■ Investment Committees: These committees oversee the investment advisors to the funds. The committees are responsible for: approving the funds’ investment advisory agreements and allocation of assets among advisors, overseeing the funds’ proxy voting, and approving policies used to vote fund proxies. Mr. Pastor and Mr. Malpass each chair one of the committees and each trustee serves on at least one of the two investment committees, with each committee comprised of a majority of the funds’ independent trustees.
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SAI ALL2 082025